      As filed with the Securities and Exchange Commission on May 18, 1998

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 13, 1998



                          Watson Pharmaceuticals, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Nevada                         0-20045                95-3872914
----------------------------        -------------           -------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
  of Incorporation)                  File Number)           Identification No.)



         311 Bonnie Circle
         Corona, CA 91720                                         91720
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:  (909) 270-1400




                     -----------------------------------------------------------
                     Former name or former address, if changed since last report

ITEM 5.        OTHER EVENTS.

On May 18, 1998, Watson Pharmaceuticals, Inc. (the"Registrant"), issued $150 million of its 7 1/8% Senior Notes due 2008 in an underwritten public offering.

ITEM 7.        EXHIBITS.


    Exhibit
    Number      Description
    ------      -----------
       1.1      Form of Underwriting Agreement (Debt Securities)

      12.1      Computation of ratio of earnings to fixed charges

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: May 15, 1998                    WATSON PHARMACEUTICALS, INC.
                                       (Registrant)
                                       By: /s/  ALLEN CHAO
                                           ------------------------------------
                                       Name: Allen Chao, Ph.D
                                       Title:   Chairman, Chief Executive
                                                Officer and President

                          WATSON PHARMACEUTICALS, INC.
                                  EXHIBIT INDEX
                                    FORM 8-K



Exhibit
Number           Description                                                       Page
-------          ------------                                                      ----
1.1              Form of Underwriting Agreement (Debt Securities)

12.1             Computation of ratio of earnings to fixed charges